                                                                    EXHIBIT 1.1

                                                           Draft Dated 11/10/97



                                2,500,000 SHARES(1)

                           PENWEST PHARMACEUTICALS CO.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT

                                                            ______________, 1997


BANCAMERICA ROBERTSON STEPHENS
SBC WARBURG DILLON READ  INC.
As Representatives of the several Underwriters
c/o BancAmerica Robertson Stephens
555 California Street
Suite 2600
San Francisco, California 94104

Ladies/Gentlemen:

         Penwest Pharmaceuticals Co., a Washington corporation (the "Company"), and Penford Corporation, a Washington corporation (hereinafter referred to as either "Penford" or the "Principal Stockholder"), address you as the Representatives of each of the persons, firms and corporations listed in Schedule A hereto (herein collectively called the "Underwriters") and hereby confirms their agreement with the several Underwriters as follows:

         1. Description of Shares. The Company proposes to issue and sell 2,500,000 shares of its authorized and unissued Common Stock, $.001 par value per share (the "Firm Shares"), to the several Underwriters. The Company also proposes to grant to the Underwriters an option to purchase up to 375,000 additional shares of the Company's Common Stock, $.001 par value per share (the "Option Shares"), as provided in Section 7 hereof. As used in this Agreement, the term "Shares" shall include the Firm Shares and the Option Shares. All shares of Common Stock, $.001 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby, including the Shares, are hereinafter referred to as "Common Stock."

----------

(1) Plus an option to purchase up to 375,000 additional shares from the Company to cover over-allotments.

       2. Representations, Warranties and Agreements of the Company and the Principal Stockholder.

       (a) The Company and the Principal Stockholder jointly and severally represent and warrant to, and agree with, each Underwriter that:

            (i) A registration statement on Form S-1 (File No. 333-38389) with respect to the Shares, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as may hereafter be required. Copies of such registration statement and amendments, of each related prospectus subject to completion (the "Preliminary Prospectuses") and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been delivered to you or your counsel and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T.

                  If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) or, if BancAmerica Robertson Stephens, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations pursuant to subparagraph (1), (4) or (7) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if BancAmerica Robertson Stephens, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); provided, however, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of BancAmerica Robertson Stephens, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 of the Rules and Regulations and with the consent of BancAmerica Robertson Stephens, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR.

                  (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (a) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (b) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (c) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph (ii) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

                  (iii) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; the Company owns all of the outstanding capital stock of its subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; each of the Company and its subsidiaries is in possession of and operating in compliance in all material respects with all authorizations, licenses, approvals, certificates, consents, orders and permits from state, federal and other regulatory authorities including, without limitation, the United States Food and Drug Administration (the "FDA"), which are material to the conduct of its business, all of which are valid and in full force and effect; there is no FDA, enforcement action pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries; the Company and its subsidiaries are conducting their business in compliance with all the laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the FDA, except where failure to be so in compliance would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise and, except as described in the Prospectus, know of no grounds that could cause the FDA or any foreign regulatory authority to suspend or restrict the Company's current and planned activities, as described in the Prospectus; neither the Company nor any of its subsidiaries is in violation of, or in default in the performance or observance of, (1) its charter or bylaws, (2) any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which its properties may be bound and/or (3) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or over their respective properties of which it has knowledge, except for such violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than those subsidiaries listed in Exhibit 21 to the Registration Statement.

                  (iv) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance by the Company of this Agreement and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or any of their respective properties may be bound, (2) the charter or bylaws of the Company or any of its subsidiaries or (3) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or over their respective properties, except for such breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or over their respective properties is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (if applicable), under state or other securities or Blue Sky laws, or under the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"), all of which requirements have been satisfied in all material respects.

                  (v) Except as disclosed in the Registration Statement and the Prospectus, there is not any pending or, to the Company's knowledge, threatened action, suit, claim or proceeding against the Company, any of its subsidiaries, any of their respective properties, assets or rights or any of their respective officers before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries, over their respective properties or over their respective officers or otherwise which (1) is reasonably likely to result in any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise or might materially and adversely affect their properties, assets or rights, (2) seeks to prohibit or has a reasonably foreseeable possibility of preventing consummation of the transactions contemplated hereby or (3) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company or any of its subsidiaries of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement.

                  (vi) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state in all material respects the substance of the instruments defining the capitalization of the Company); the Firm Shares and the Option Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Firm Shares or Option Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares except as may be required under the Act or under state or other securities or Blue Sky laws or pursuant to the rules and regulations of the NASD. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive right, or other rights to subscribe for or purchase shares and are owned by the Company or one of its subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, as of the respective dates set forth in the Registration Statement and Prospectus, neither the Company nor any subsidiary has outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                  (vii) Ernst & Young LLP, which has examined the consolidated financial statements of the Company, together with the related schedules and notes, as of December 31, 1995 and 1996 and for each of the years in the three
(3) years ended December 31, 1996 and the audited consolidated balance sheet of the Company as of September 30, 1997 and the related statements of operations, stockholders' equity and cash flows of the Company for the nine month period then ended, filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, filed with the Commission as part of the Registration Statement, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

                  (viii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (1) any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise excluding the continued incurrence of losses by the Company in the ordinary course of business, (2) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (3) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business, (4) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, except as described in the Registration Statement and Prospectus, (5) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, except as described in the Registration Statement and Prospectus or (6) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

                  (ix) Except as set forth in the Registration Statement and Prospectus, (1) each of the Company and its subsidiaries has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise, (2) the agreements to which the Company or any of its subsidiaries is a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company and its subsidiaries (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (and with respect to this Agreement, except as rights to indemnification hereunder may be limited by applicable law) and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements and (3) each of the Company and its subsidiaries has valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

                  (x) Penford, the Company and the Company's subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to Penford's and the Company's knowledge, is reasonably likely to be asserted against Penford, the Company or any of the Company's subsidiaries that might have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise; and all tax liabilities of the Company and its subsidiaries are adequately provided for on the books of the Company and its subsidiaries.

                  (xi) The Company and it subsidiaries maintain insurance, or are covered by insurance maintained by Penford, with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their businesses, including, but not limited to, insurance covering product liability and real and personal property owned or leased by the Company or its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor any subsidiary has ever been refused any insurance coverage sought or applied for; and neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially, and adversely affect the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

                  (xii) To the Company's knowledge, no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subcontractors, authorized dealers or international distributors that is reasonably likely to result in a material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. Except as disclosed in the Registration Statement and the Prospectus, no collective bargaining agreement exists with any of the Company's employees and, to the best of the Company's knowledge, no such agreement is imminent.

                  (xiii) Each of the Company and its subsidiaries owns or possesses adequate rights to use all patents, patent rights, patent applications, inventions, trade secrets, know-how, trademarks, trademark applications, service marks, service mark applications, trade names or copyrights or other intellectual property rights (collectively, "Intellectual Property") which are necessary to conduct its businesses as now, or as proposed to be, conducted by it as described in the Registration Statement and Prospectus; no material Intellectual Property rights will expire by their terms within five years from the date of this Agreement;neither the Company nor any of its subsidiaries has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company and its subsidiaries by others with respect to any Intellectual Property (except as disclosed in the Prospectus); neither the Company nor any of its subsidiaries has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise (except as disclosed in the Prospectus); and to the knowledge of the Company, none of the patents owned by the Company are unenforceable or invalid. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities all patent applications described or referred to in the Prospectus, and believes it has complied with the PTO's duty of candor and disclosure for each of the United States patent and patent applications described or referred to in the Prospectus; the Company is unaware of any facts which would preclude the grant of a patent from each of the patent applications described or referred to in the Prospectus; the Company has no knowledge of any facts which would preclude it from having clear title to its patents and patent applications referenced in the Prospectus; and neither the Company nor any of its subsidiaries has terminated or breached and is in violation of any material agreement covering its Intellectual Property rights. The Company and its subsidiaries have obtained written confidentiality and non-disclosure agreements from all of its employees and collaborative partners acknowledging and protecting the Company's proprietary information.

                  (xiv) The Common Stock has been approved for quotation on The Nasdaq National Market, subject to official notice of issuance.

                  (xv) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

                  (xvi) The Company has not distributed and will not distribute prior to the later of (1) the Closing Date, or any date on which Option Shares are to be purchased, as the case may be, and (2) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

                  (xvii) Neither the Company nor any of its subsidiaries has at any time during the last five (5) years (1) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (2) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                  (xviii) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  (xix) (1) Penford and each officer and director of the Company have each agreed in writing that such person will not, directly or indirectly, without the prior written consent of BancAmerica Robertson Stephens, sell, offer, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a "Disposition") any shares of Common Stock (or any securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock) held by such person, acquired by such person after the date of the lock-up letter agreement (collectively, the "Lock-Up Agreements") or which may be deemed to be beneficially owned by such person pursuant to the Rules and Regulations promulgated under the Act (the "Lock-Up Shares"), for a period commencing on the date of the execution of the Lock-Up Agreement and ending 180 days after the date appearing on the final Prospectus related to this offering (the "Lock-Up Period"). The foregoing restriction has been expressly agreed to preclude the holder of Lock-Up Shares from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Lock-Up Shares during the Lock-Up Period, even if such Lock-Up Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Lock-Up Shares. Notwithstanding the foregoing, such person may transfer any or all of the Lock-Up Shares (i) as a bona fide gift or gifts or (ii) as a distribution to shareholders of such person; provided, however, that in the case of (i) above it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Lock-Up Shares subject to the foregoing restrictions and that there be no further transfer of such Lock-Up Shares except in accordance with the aforesaid Lock-Up Agreements. Such person has also agreed to notify BancAmerica Robertson Stephens in writing prior to any transfer of Lock-Up Shares. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Lock-Up Shares held by such person except in compliance with this restriction. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-Up Agreements presently in effect or effected hereby. The Company hereby represents and warrants that it will not release Penford or any of its officers or directors from any Lock-Up Agreements currently existing or hereafter effected without the prior written consent of BancAmerica Robertson Stephens.

                       (2) Each holder of an option to purchase Common Stock is either subject to a Lock-Up Agreement, or will execute a Lock-Up Agreement before receiving any shares of Common Stock from the Company during the Lock-Up Period. The Company hereby represents and warrants that during the Lock-Up Period, it will obtain an executed Lock-Up Agreement from each person who wishes to exercise an option to purchase Common Stock prior to the issuance of such Common Stock.

                  (xx) Except as set forth in the Registration Statement and Prospectus, (1) to the Company's knowledge, the Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, (2) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (3) the Company will not be required to make future material capital expenditures to comply with Environmental Laws, except as may be required in the construction of its new facilities and (4) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq), or otherwise designated as a contaminated site under applicable state or local law.

                  (xxi) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management's general or specific authorizations, (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (3) access to assets is permitted only in accordance with management's general or specific authorization and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

                  (xxiii) Each of the Separation Agreement, the Services Agreement, the Employee Benefits Agreement, the Excipient Supply Agreement, the Tax Allocation Agreement and the Trademark Assignment between Penford and the Company (hereinafter referred to as the "Intercompany Agreements") to which the Company is a party has been duly and validly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as to the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

The execution, delivery and performance of each of the Intercompany Agreements to which the Company is a party by the Company, the consummation of the transactions therein contemplated and compliance by the Company with the terms thereof do not and will not result in a violation of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which its properties may be bound, (ii) the charter or bylaws of the Company, or
(iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties, except for such violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. The execution, delivery and performance of each of the Intercompany Agreements to which the Company is a party by the Company, the consummation of the transactions therein contemplated and compliance by the Company with the terms thereof will not result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company which would be material to the Company. No consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation by the Company of the transactions contemplated by the Intercompany Agreements to which the Company is a party, except for such consents, approvals, authorizations or orders that have been obtained.

       Where any of the foregoing representations and warranties is made to the Company's knowledge, the Principal Stockholder's representations and warranties are also made to the knowledge of the Principal Stockholder.

       (b) The Principal Stockholder represents and warrants to and agrees with each Underwriter that:

                  (i) Penford has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as presently conducted; Penford is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of Penford and its subsidiaries considered as one enterprise; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  (ii) Penford has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Penford and is a valid and binding agreement on the part of Penford, enforceable against Penford in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance by Penford of this Agreement and the consummation by Penford of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which Penford is a party or by which its properties may be bound,
(2) the charter or bylaws of Penford or (3) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Penford or over its properties, except for such breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of Penford and its subsidiaries considered as one enterprise. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Penford or over its properties is required for the execution and delivery by Penford of this Agreement and the consummation by Penford of the transactions herein contemplated, except such as may be required under the Act, under the Exchange Act (if applicable), under state or other securities or Blue Sky laws, or under the rules and regulations of the NASD, all of which requirements have been satisfied in all material respects.

                  (iii) Penford owns, and will own as of each Closing Date (as defined herein), of record and beneficially, the number of shares of Common Stock of the Company set forth in the Prospectus, free and clear of any liens, encumbrances, claims or restrictions. Immediately prior to the first Closing Date, such number of shares will equal 100% of the issued and outstanding shares of Common Stock of the Company.

                  (iv) The transfer by Penford to the Company of certain assets, as described in the Registration Statement and Prospectus, has been completed by all required corporate and other action. Each of the Intercompany Agreements to which Penford is a party has been duly and validly authorized, executed and delivered by Penford and is the valid and binding agreement of Penford enforceable against Penford in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as to the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles. The execution, delivery and performance of each of the Intercompany Agreements to which Penford is a party by Penford, the consummation of the transactions therein contemplated and compliance by Penford with the terms thereof do not and will not result in a violation of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which Penford is a party or by which its properties may be bound,
(ii) the charter or bylaws of Penford or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Penford or over its properties, except for such violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of Penford and its subsidiaries considered as one enterprise or of the Company and its subsidiaries considered as one enterprise. The execution, delivery and performance of each of the Intercompany Agreements to which Penford is a party by Penford, the consummation of the transactions therein contemplated and compliance by Penford with the terms thereof will not result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Penford which would be material to Penford. No consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation by Penford of the transactions contemplated by the Intercompany Agreements to which Penford is a party, except for such consents, approvals, authorizations or orders that have been obtained.

         3. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share, the respective number of Firm Shares as hereinafter set forth. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of Firm Shares which is set forth opposite the name of such Underwriter in Schedule A hereto (subject to adjustment as provided in Section 10).

         Delivery of definitive certificates for the Firm Shares to be purchased by the Underwriters pursuant to this Section 3 shall be made against payment of the purchase price therefor by the several Underwriters by wire transfer in immediately available funds or certified or official bank check or checks payable to the order of the Company , at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 (or at such other place as may be agreed upon among the Representatives and the Company), at 7:00 A.M., San Francisco time (a) on the third (3rd) full business day following the first day that Shares are traded, (b) if this Agreement is executed and delivered after 1:30 P.M., San Francisco time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (c) at such other time and date not later than seven (7) full business days following the first day that Shares are traded as the Representatives and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10 hereof), such time and date of payment and delivery being herein called the "Closing Date" provided, however, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 4(d) hereof, the Representatives may, in their sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representatives. The certificates for the Firm Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the Closing Date and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to the Closing Date. If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

         It is understood that you, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

         After the Registration Statement becomes effective, the several Underwriters intend to make an initial public offering (as such term is described in Section 11 hereof) of the Firm Shares (and, if applicable, the Option Shares) at an initial public offering price of $____ per share. After the initial public offering, the several Underwriters may, in their discretion, vary the initial public offering price.

         The information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), the last two paragraphs on the inside front cover page of the Prospectus concerning stabilization and over-allotment by the Underwriters, and under the first, second, sixth and seventh paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Final Prospectus constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you, on behalf of the respective Underwriters, represent and warrant to the Company that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       4. Further Agreements of the Company and Penford. (i) The Company agrees with the several Underwriters that:

              (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations, have been filed, within the time period prescribed, with the Commission pursuant to subparagraph
(7) of Rule 424(b) of the Rules and Regulations, if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations, and the provisions of this Agreement.

                  (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                  (c) The Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

                  (d) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first (1st) full business day following the first day that Shares are traded, copies of the Registration Statement (three of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if BancAmerica Robertson Stephens, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request. To the extent applicable, such documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than the ninety (90) days following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a twelve
(12) month period beginning after the effective date of the Registration Statement. To the extent applicable, such reports or documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (f) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its stockholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's stockholders, (ii) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD, (v) every material press release in respect of the Company or its affairs which was generally released to stockholders or prepared by the Company or any of its subsidiaries, and (vi) any additional information of a public nature concerning the Company or its subsidiaries, or its business which you may reasonably request; provided, that the Company will not be required to disclose information that has not been previously disclosed in a press release or other information filed with the Commission. During such five (5) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                  (g) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (h) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

                  (i) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement pursuant to Section 11(a) hereof, or if the Underwriters shall terminate this Agreement pursuant to Section 11(b)(i), the Company will reimburse the several Underwriters for all out-of-pocket expenses (including fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in investigating or preparing to market or marketing the Shares. The Company will in no event be liable to any of the several Underwriters for damages on account of anticipated profits from the sale of the Shares.

                  (j) If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (k) During the Lock-Up Period, the Company will not, without the prior written consent of BancAmerica Robertson Stephens, effect the Disposition of, directly or indirectly, any securities other than (i) the sale of the Firm Shares and the Option Shares hereunder, (ii) the Company's issuance of options or Common Stock under the Company's 1997 Equity Incentive Plan and 1997 Employee Stock Purchase Plan (the "Option Plans") or (iii) the issuance of Common Stock upon the exercise of stock options issued under the Option Plans by directors, employees, or consultants of the Company, provided, however, that during the Lock-Up Period, the Company will obtain an executed Lock-Up Agreement from each person who wishes to exercise an option to purchase Common Stock prior to the issuance of such Common Stock.

                  (l) During the ninety (90) day period after the Registration Statement becomes effective, the Company shall not file or cause to become effective any registration statement relating to any securities of the Company, including a registration statement registering shares under the Option Plans or other employee benefit plan, without the prior written consent of BancAmerica Robertson Stephens.

                  (m) The Company agrees that it will not consent to any direct or indirect waiver, amendment, modification or change to any of the terms, conditions or provisions of Article IV of that certain Separation Agreement dated __________________, 1997, the form of which has been filed as Exhibit
10.13 of the Registration Statement, without the prior written consent of BancAmerica Robertson Stephens.

                  (ii)     Penford agrees with the several Underwriters that:

                  (a) Penford will not effect a distribution to its shareholders of Common Stock of the Company (the "Spin-off"), as contemplated in the Intercompany Agreements, before April 1, 1998. Subject to the foregoing, Penford also agrees to send the Representatives a written notice at least five (5) business days before the Board of Directors of Penford announces the record date for the Spin-off, which notice shall set forth the record date and pay date relevant to completion of such Spin-off. In the event that the record date is changed for any reason Penford agrees to send the Representatives a written notice at least five (5) business days before any new record date is announced by its Board with respect to the Spin-off.


         5.       Expenses.

                  (a) Each of the Company and Penford agrees with each Underwriter that:

                  (i) The Company will pay and bear all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, the Underwriters' Questionnaire and Power of Attorney, and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any, the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent certified public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and the cost of qualifying the Shares under the laws of such jurisdictions as you may designate (including filing fees and fees and disbursements of Underwriters' Counsel in connection with such NASD filings and Blue Sky qualifications); and all other expenses directly incurred by the Company in connection with the performance of their obligations hereunder.

                  (ii) In addition to their other obligations under Section 8(a) hereof, the Company and, subject to Section 8(f) hereof, Penford each agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(a) hereof, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty
       (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                  (b) In addition to their other obligations under Section 8(b) hereof, the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(b) hereof, they will reimburse the Company and Penford (to the extent indemnification is provided for by Penford in Section 8(a)) on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company and Penford for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company and Penford shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company and Penford within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                  (c) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 5(a)(ii) and 5(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(ii) and 5(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 8(a) and 8(b) hereof or the obligation to contribute to expenses which is created by the provisions of Section 8(d) hereof.

         6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and the Principal Stockholder herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than 2:00 P.M., San Francisco time, on the date of this Agreement or such later date as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Underwriters' Counsel.

                  (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

                  (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, there shall not have been any change in the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the initial public offering of the Shares as contemplated by the Prospectus; and

                  (d) You shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the following opinion of the in-house counsel for the Company and Penford, Edmund O. Belsheim, Jr., dated the Closing Date or such later date on which Option Shares are purchased, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Penford has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;

                           (ii) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Penford has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted;

                           (iii) The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity, other than Mendell UK Ltd., Edward Mendell Finland OY and Edward Mendell GmbH;

                           (iv) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder;

                           (v) Penford has the corporate power and authority to enter into this Agreement;

                           (vi) The issued and outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right, except as described in the Registration Statement and Prospectus;

                           (vii) To such counsel's knowledge, the Company owns all of the outstanding capital stock of its Significant Subsidiaries (as such term is defined in such opinion) free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest;

                           (viii) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable, and, to such counsel's knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right;

                           (ix) This Agreement has been duly authorized by all necessary corporate action on the part of Penford and the Company, and has been duly executed and delivered by Penford and the Company;

                           (x) Each of the Intercompany Agreements has been duly authorized by all necessary corporate action on the part of Penford and the Company, as the case may be, and has been duly executed and delivered by Penford and the Company, as the case may be, and is a valid and binding agreement of Penford and the Company, as the case may be, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as to the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                           (x) The form of certificate evidencing the Common Stock filed as an exhibit to the Registration Statement complies with Washington law;

                           (xi) The performance by the Company of this Agreement and the Intercompany Agreements and the consummation of the transactions herein and therein contemplated will not result in any violation of the Company's charter or bylaws;

                           (xii) The performance by Penford of this Agreement and the consummation by Penford of the transactions herein contemplated (other than performance of Penford's indemnification obligations hereunder, concerning which no opinion need be expressed) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which Penford is a party or by which its properties are bound, (2) the charter or bylaws of Penford or (3) any applicable statute, rule or regulation known to such counsel (other than state or federal securities laws and regulations) or, to such counsel's knowledge, any order, writ, injunction, judgment or decree of any court, government or governmental agency or body having jurisdiction over Penford or over its properties or operations, except for such breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of Penford and its subsidiaries considered as one enterprise or the Company and its subsidiaries considered as one enterprise;

                           (xiii) The performance by Penford of the Intercompany Agreements and the consummation by Penford of the transactions therein contemplated (other than performance of Penford's indemnification obligations thereunder, concerning which no opinion need be expressed) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which Penford is a party or by which its properties are bound, (2) the charter or bylaws of Penford or (3) any applicable statute, rule or regulation known to such counsel (other than state or federal securities laws or tax laws and regulations thereunder) or, to such counsel's knowledge, any order, writ, injunction, judgment or decree of any court, government or governmental agency or body having jurisdiction over Penford or over its properties or operations, except for such breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of Penford and its subsidiaries considered as one enterprise; and

                           (xiv) To such counsel's knowledge, the Company is not presently (a) in material violation of its charter or bylaws or (b) in material breach of any order, writ, injunction, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or over any of its properties.

                            Counsel rendering the foregoing opinion may rely as
to questions of fact upon representations or certificates of officers of the Company and of government officials, in which case his opinion is to state that he is so relying and that he has no knowledge of any material misstatement or inaccuracy in any such representation or certificate. Copies of any representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

                  (e) You shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the following opinion of Hale and Dorr, LLP, counsel for the Company, dated the Closing Date or such later date on which Option Shares are purchased, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                           (i) The authorized, issued and outstanding capital stock of the Company is in all material respects as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein, and, to such counsel's knowledge, the issued and outstanding shares of capital stock have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right, except as described in the Registration Statement and Prospectus;

                           (ii) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, to such counsel's knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right;

                           (iii) This Agreement has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company;

                           (iv) Each of the Intercompany Agreements has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as to the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                           (v) Such counsel has been orally advised by a member of the staff of the Commission that the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                           (vi) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial and statistical information derived therefrom as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations;

                           (vii) The statements in the Prospectus under the caption "Description of Capital Stock," to the extent that they constitute summaries of matters of law or legal conclusions, have been reviewed by such counsel and are in all material respects accurate and complete statements or summaries of the matters set forth therein;

                           (viii) The description in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of statutes are in all material respects accurate and fairly present in all material respects the information required to be presented by the Act and the applicable Rules and Regulations;

                           (ix) To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company or any Significant Subsidiary is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required;

                           (x) The performance by the Company of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification obligations hereunder, concerning which no opinion need be expressed) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument filed as an exhibit to the Registration Statement to which either the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary or their respective properties are bound or (2) any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any Significant Subsidiary or over any of their respective properties or operations, except for such breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise;

                           (xi) The performance by the Company of the Intercompany Agreements and the consummation of the transactions therein contemplated (other than performance of the Company's indemnification obligations thereunder, concerning which no opinion need be expressed) will not, to such counsel's knowledge, result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument filed as an exhibit to the Registration Statement to which either the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary or their respective properties are bound or (2) any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ, injunction, judgment or decree of any court, government or governmental agency or body having jurisdiction over the Company or any Significant Subsidiary or over any of their respective properties or operations, except for such breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise;

                           (xii) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or over any of their respective properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated, except such as have been obtained under the Act or as may be required by the NASD or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters as to which such counsel need not express an opinion;

                           (xiii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations, other than those described therein;

                           (xiv) To such counsel's knowledge, neither the Company nor any of its subsidiaries is presently in material breach of any order, writ, injunction, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or over any of its properties or operations; and

                           (xv) To such counsel's knowledge, except as set forth in the

         Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon, or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, (i) the Registration Statement, at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Prospectus and any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood in each case that such counsel need not express a view as to the financial statements, including supporting schedules and other financial and statistical information derived therefrom).

                  Counsel rendering the foregoing opinion may assume as to questions of law not involving the laws of the United States or the Commonwealth of Massachusetts that such laws are identical to the laws of the Commonwealth of Massachusetts, in which case their opinion is to state that they are making such assumption. Further, counsel rendering the foregoing opinion may rely upon representations or certificates of officers of the Company and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such representation or certificate. Copies of any representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

         (f) You shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the following opinion of Hannes & Snellman, counsel for Edward Mendell Finland OY ("Mendell Finland"), dated the Closing Date or such later date on which Option Shares are purchased, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                           (i) Mendell Finland has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation.

                           (ii) Mendell Finland has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

                           (iii) Mendell Finland is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. To such counsel's knowledge, Mendell Finland does not own or control, directly or indirectly, any corporation, association or other entity.

                           (iv) The issued and outstanding shares of capital stock of Mendell Finland have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right.

                           (v) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against Mendell Finland.

                           (vi) To such counsel's knowledge, Mendell Finland is not presently (a) in violation of its charter or bylaws, (b) breach of any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which either Mendell Finland is a party or by which Mendell Finland or its properties are bound or (c) in breach of any order, writ, injunction, judgment or decree of any court or governmental agency or body having jurisdiction over Mendell Finland or over any of its properties, except for such violations or breaches that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

                  Counsel rendering the foregoing opinion may rely as to questions of fact upon representations or certificates of officers of Mendell Finland and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such representation or certificate. Copies of any representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.


                  (g) You shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the
following opinion of                   , counsel for Mendell U.K. Ltd. ("Mendell
UK"), dated the Closing Date or such later date on which Option Shares are purchased, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                           (i) Mendell UK has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

                           (ii) Mendell UK has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

                           (iii) Mendell UK is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. To such counsel's knowledge, Mendell UK does not own or control, directly or indirectly, any corporation, association or other entity.

                           (iv) The issued and outstanding shares of capital stock of Mendell UK have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right.

                           (v) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against Mendell UK.

                           (vi) To such counsel's knowledge, Mendell UK is not presently (a) in violation of its charter or bylaws, (b) breach of any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which either Mendell UK is a party or by which Mendell UK or its properties are bound or (c)] in breach of any order, writ, injunction, judgment or decree of any court or governmental agency or body having jurisdiction over Mendell UK or over any of its properties, except for such violations or breaches that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

                  Counsel rendering the foregoing opinion may rely as to questions of fact upon representations or certificates of officers of Mendell UK and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such representation or certificate. Copies of any representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

                           (h) You shall have received on the Closing Date and
on any later date on which Option Shares are to be purchased, as the case may be, an opinion of Testa, Hurwitz & Thibeault, LLP, in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters. The Underwriters' Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the Commonwealth of Massachusetts upon the opinion of the Company's in-house counsel referred to in Section 6(d) above.

                           (i) You shall have received on the Closing Date and
on any later date on which Option Shares are to be purchased, as the case may be, a letter from Ernst & Young LLP addressed to the Company and the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five (5) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be,
(i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations or business of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the initial public offering of the Shares as contemplated by the Prospectus. The Original Letter from Ernst & Young LLP shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the consolidated balance sheet of the Company as of December 31, 1995 and 1996, and related consolidated statements of operations, shareholders' equity (deficit), and cash flows for the three years ended December 31, 1996 and the consolidated balance sheet of the Company as of September 30, 1997 and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for the nine month period ended September 30, 1997, (iii) state that Ernst & Young LLP has performed the procedure set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information on the statements of operations and cash flow for the nine-month period ended September 30, 1996 (the "Interim Financial Statements"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to the Interim Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented, and (v) address other matters agreed upon by Ernst & Young LLP and you. In addition, you shall have received from Ernst & Young LLP a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of December 31, 1996, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

                           (j) You shall have received on the Closing Date and
on any later date on which Option Shares are to be purchased, as the case may be, a certificate of the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer or Chief Operating Officer and Chief Financial Officer of the Company, to the effect that, and you shall be reasonably satisfied that:

                           (i) The representations and warranties of the Company
in this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

                           (ii) No stop order suspending the effectiveness of
the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to such officer's knowledge, threatened under the Act;

                           (iii) When the Registration Statement became
effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations and in all material respects conformed to the requirements of the Act and the Rules and Regulations, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                           (iv) Subsequent to the respective dates as of which
information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company, (b) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (f) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company.

                  (k) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a certificate of Penford dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of Penford, to the effect that, and you shall be reasonably satisfied that:

                           (i) The representations and warranties of Penford in this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and Penford has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

                  (l) You shall have received on the Closing Date, and on any later date on which Option Shares are to be purchased, the opinion of Steinberg, Raskin & Davidson, P.C., patent counsel to the Company, dated the Closing Date and such later date on which Option Shares are to be purchased, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that they serve as patent counsel to the Company with respect to the Company's Intellectual Property, including those patents and patent applications referred to or described in the Prospectus, and that:

                  (1) To the best of such counsel's knowledge, there are no facts which would preclude the Company from having clear title to the Company's U.S. patents and U.S. patent applications referred to or described in the Registration Statement and the Prospectus and identified in such opinion. To the best of such counsel's knowledge, the Company has complied with required duty of candor and good faith in dealing with the Patent and Trademark Office (the "Office"), including the duty to disclose to the Office all information known to be material to the patentability for each issued United States patent and will continue to comply with the required duty of candor and good faith with respect to currently pending U.S. patent applications. Such counsel has no knowledge that the Company lacks any rights or licenses to use all U.S. patents and know-how necessary to conduct the business now conducted in the U.S. or proposed to be conducted by the Company in the U.S. as described in the Prospectus, except as described in the Registration Statement and the Prospectus. Such counsel has no knowledge of any U.S. patent applications which, if issued, would limit or prohibit the business now conducted or proposed to be conducted by the Company as described in the Prospectus. Such counsel has no knowledge of any facts which would form a basis for a finding that any of the U.S. patents or U.S. patent applications owned or licensed by the Company is unenforceable or invalid. Such counsel is not aware of any U.S. patents of others which are or would be infringed by specific products or processes referred to in the Prospectus as currently marketed and/or sold in the U.S. or which are proposed to be marketed and/or sold in the U.S. in such manner as to materially and adversely affect the Company. Such counsel knows of no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any U.S. patent which could result in any material adverse effect on the Company, except as described in the Registration Statement and the Prospectus; and

                  (2) to the best of such counsel's knowledge, there are no U.S. legal or governmental proceedings pending relating to U.S. patent rights, other than U.S. Patent and Trademark Office review of pending applications for patents, including the appeal proceedings, except as described in the Registration Statement and the Prospectus, and, to the best of such counsel's knowledge, no additional U.S. proceedings are threatened or contemplated by U.S. governmental authorities or others.

                  In addition, such counsel shall state that although they have not verified the accuracy or completeness of the statements contained in the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, or at the Closing Date or at any later date on which Option Shares are purchased, as the case may be, the Prospectus contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (m) You shall have received on the Closing Date, and on any later date on which Option Shares are to be purchased, the opinion of Olsson, Frank and Weeda P.C., special regulatory counsel to the Company, dated the Closing Date and such later date on which Option Shares are to be purchased, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that they serve as special regulatory counsel to the Company, and that:

                  (i) The statements in the Registration Statement and Prospectus under the captions "Risk Factors -- Government Regulation; No Assurance of Regulatory Approval" and "Business -- Government Regulation," insofar as such statements purport to summarize applicable provisions of United States regulatory law, have been reviewed by such counsel and are accurate and complete statements or summaries of the matters set forth therein; and

                  (ii) There are no FDA enforcement actions pending against the Company or any of its subsidiaries and, to such counsel's knowledge, no such actions are threatened.

                  In addition, such counsel shall state that although they have not verified the accuracy or completeness of the statements contained in the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, or at the Closing Date or at any later date on which Option Shares are purchased, as the case may be, the Prospectus contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (n) You shall have received on the Closing Date, and on any later date on which Option Shares are to be purchased, the opinion of Squire, Sanders & Dempsey, special foreign regulatory counsel to the Company, dated the Closing Date and such later date on which Option Shares are to be purchased, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that they serve as special foreign regulatory counsel to the Company, and that:

                  (i) The statements in the Registration Statement and Prospectus under the captions "Risk Factors -- Government Regulation; No Assurance of Regulatory Approval" and "Business -- Government Regulation -- Foreign Regulatory Approval," insofar as such statements purport to summarize applicable provisions of non-United States regulatory law, have been reviewed by such counsel and are accurate and complete statements or summaries of the matters set forth therein.

                  (o) The Company shall have obtained and delivered to you an executed Lock-Up Agreement from Penford and each officer and director of the Company.

                  (p) The Company shall have furnished to you such further certificates and documents as you shall reasonably request, including certificates of officers of the Company as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

                  All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

         7.       Option Shares.

                           (a) On the basis of the representations, warranties
and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, a nontransferable option to purchase up to an aggregate of 375,000 Option Shares at the purchase price per share for the Firm Shares set forth in Section 3 hereof. Such option may be exercised by the Representatives on behalf of the several Underwriters on one (1) or more occasions in whole or in part during the period of thirty (30) days after the date on which the Firm Shares are initially offered to the public, by giving written notice to the Company. The number of Option Shares to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Shares purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by the Representatives in such manner as to avoid fractional shares.

                  Delivery of definitive certificates for the Option Shares to be purchased by the several Underwriters pursuant to the exercise of the option granted by this Section 7 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company (and the Company agrees not to deposit any such check in the bank on which it is drawn, and not to take any other action with the purpose or effect of receiving immediately available funds, until the business day following the date of its delivery to the Company). In the event of any breach of the foregoing, the Company shall reimburse the Underwriters for the interest lost and any other expenses borne by them by reason of such breach. Such delivery and payment shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, or at such other place as may be agreed upon among the Representatives and the Company (i) on the Closing Date, if written notice of the exercise of such option is received by the Company at least two (2) full business days prior to the Closing Date, or (ii) on a date which shall not be later than the third (3rd) full business day following the date the Company receives written notice of the exercise of such option, if such notice is received by the Company less than two (2) full business days prior to the Closing Date.

                  The certificates for the Option Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to such date of payment and delivery. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

                  It is understood that you, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

                  (b) Upon exercise of any option provided for in Section 7(a) hereof, the obligations of the several Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment and delivery for such Option Shares) to the accuracy of and compliance with the representations, warranties and agreements of the Company herein, to the accuracy of the statements of the Company and officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, to the conditions set forth in Section 7 hereof and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be reasonably satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company or the satisfaction of any of the conditions herein contained.

                  8.       Indemnification and Contribution.

                           (a) Subject to the provisions of paragraph (f) of
this Section 8, the Company and Penford, jointly and severally, agree to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Rule 2720(a)(15) of the Conduct Rules promulgated by the NASD), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company and Penford herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and Penford shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this
Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof. Notwithstanding the foregoing, Penford shall not be required to pay any amount in respect of an indemnification claim asserted hereunder (other than with respect to any claim asserting a breach of the representations and warranties contained in Section 2(b) hereof) until the Underwriter seeking indemnification shall have first submitted the claim to the Company in writing (the "Company Notice"), with a copy of said claim to Penford, and such claim shall not have been satisfied within 30 days of the Company's receipt of the Company Notice. If the Company fails to pay the entire amount claimed in the Company Notice within the 30 day period specified in the preceding sentence, the claiming Underwriter may so notify Penford in writing.

Penford shall pay the claiming Underwriter the difference, if any, between (x) the amount claimed in the Company Notice and (y) the aggregate amount paid by the Company, within 10 days of receipt thereof. Penford may seek cross-indemnification from the Company with respect any amounts paid by Penford pursuant to the preceding sentence.

                           The indemnity agreement in this Section 8(a) shall
extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company and/or Penford may otherwise have.

                           (b) Each Underwriter, severally and not jointly,
agrees to indemnify and hold harmless the Company and Penford against any losses, claims, damages or liabilities, joint or several, to which the Company or Penford may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 8(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company or Penford for any legal or other expenses reasonably incurred by the Company or Penford in connection with investigating or defending any such loss, claim, damage, liability or action.

                           The indemnity agreement in this Section 8(b) shall
extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

                           (c) Promptly after receipt by an indemnified party
under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 8(a) or 8(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the initial public offering price, and the Company and Penford are responsible for the remaining portion, provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of damages which such Underwriter is otherwise required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section
8(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter or the Company within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

                  (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

                  (f) Except for the liability of Penford under the representations and warranties contained in Section 2(b) of this Agreement, which liability shall not be limited, the liability of Penford under the representations and warranties contained in Section 2(a) and under the indemnification and contribution provisions contained in this Section 8 (except with respect to any breach of representations and warranties contained in
Section 2(b) hereof) shall remain in full force and effect after the Closing Date until the close of business on the Distribution Date (as such term is defined in that certain Separation Agreement dated October __, 1997 by and between Penford and the Company); provided, however, any liability regarding the representations and warranties contained in Section 2(a) hereof and under the indemnification and contribution provisions contained in this Section 8 in respect of which indemnity or contribution may be sought under Section 8(a) hereof shall survive such expiration pursuant to this paragraph (f), if notice of the claim shall have been given to Penford prior to such expiration. The remedies set forth herein are not exclusive of any other remedy conferred hereby or by law or equity.

         9. Representations, Warranties, Covenants and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company, Penford and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in
Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter within the meaning of the Act or the Exchange Act, or by or on behalf of the Company or any of its officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement, except as provided in Section 8(f) of this Agreement.

         10. Substitution of Underwriters. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining

Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

                  If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four (24) hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this Section 10, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement, supplements to the Prospectus or other such documents which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

                  In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 10, neither the Company shall be liable to any Underwriter (except as provided in Sections 5 and 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company and the other Underwriters for damages, if any, resulting from such default) be liable to the Company (except to the extent provided in Sections 5 and 8 hereof).

                  The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 10.

         11.      Effective Date of this Agreement and Termination.

                  (a) This Agreement shall become effective at the earlier of
(i) 6:30 A.M., San Francisco time, on the first full business day following the effective date of the Registration Statement, or (ii) the time of the initial public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the initial public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 12 before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 4(i), 5 and 8 hereof.

                  (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the Closing Date or on or prior to any later date on which Option Shares are to be purchased, as the case may be, (i) if the Company shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations or business of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your reasonable judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the reasonable opinion of the Representatives, makes it impracticable or inadvisable to proceed with the initial public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraph (i) above, the Company shall remain obligated to pay costs and expenses pursuant to Sections 4(i), 5 and 8 hereof. Any termination pursuant to any of subparagraphs (ii) through (v) above shall be without liability of any party to any other party except as provided in Sections 5 and 8 hereof.

                  If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

         12. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o BancAmerica Robertson Stephens, 555 California Street, Suite 2600, San Francisco, California 94104, telecopier number (415) 781-0278, Attention: General Counsel; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to 2981 Route 22, Patterson, New York 12563-9970, telecopier number (914) 878-3498, Attention: General Counsel; and if sent to Penford, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to 777 108th Avenue N.E., Suite 2390, Bellevue, Washington 98004-5193, Attention: Chief Executive Officer.

         13. Parties. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and Penford and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in
Section 8 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

                  In all dealings with the Company and Penford under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company and Penford shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by BancAmerica Robertson Stephens on behalf of you.

         14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

         15. Counterparts. This Agreement may be signed in several counterparts, each of which will constitute an original.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         If the foregoing correctly sets forth the understanding among the Company, Penford and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, Penford and the several Underwriters.

                                   Very truly yours,

                                   PENWEST PHARMACEUTICALS CO.

                                   By:  _____________________________
                                         Name:
                                         Title:

                                   PENFORD CORPORATION

                                   By:  _____________________________
                                         Name:
                                         Title:

Accepted as of the date first above written:

BANCAMERICA ROBERTSON STEPHENS
SBC WARBURG DILLON READ  INC.

On their behalf and on behalf of each of the several Underwriters named in Schedule A hereto.


BANCAMERICA ROBERTSON STEPHENS


By:  ____________________________________
         Authorized Signatory

                                   SCHEDULE A


                                                                       Number of
                                                                     Firm Shares
                                                                           To Be
                                  Underwriters                         Purchased

BancAmerica Robertson Stephens........................
SBC Warburg Dillon Read Inc...........................

[NAMES OF OTHER UNDERWRITERS]







                                                                ---------------
Total......................................................
                                                                ===============